UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On August 17, 2017, SESI, L.L.C. (“SESI”), a wholly-owned subsidiary of Superior Energy Services, Inc. (the “Company”), completed its previously announced sale of $500,000,000 aggregate principal amount of 7.750% Senior Notes due 2024 (the “Notes”) to J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Hancock Investment Services, Inc. (collectively, the “Initial Purchasers”). The Notes were sold in accordance with a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

The Notes were issued pursuant to an indenture, dated August 17, 2017 (the “Indenture”), by and among the Company, SESI, all of the Company’s domestic subsidiaries (other than SESI) that currently guarantee SESI’s revolving credit facility (the “Subsidiary Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture contains covenants that will, among other things, limit the Company’s, SESI’s and their subsidiaries’ ability to pay dividends or make other distributions, incur liens or consolidate, merge or sell all or substantially all of their assets. The indenture governing the Notes also contains customary events of default, including payment defaults, breaches of covenants, failure to pay judgments and events of bankruptcy, insolvency and reorganization. Upon the occurrence of certain events of default, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare all outstanding Notes to be due and payable immediately. The Notes automatically become due and payable if an event of default relating to specified events of bankruptcy, insolvency or reorganization occurs.

Prior to September 15, 2020, SESI may, at its option, redeem up to 35% of the Notes with the net cash proceeds of certain sales of the Company’s equity, at a redemption price of 107.75% of the principal amount, plus accrued and unpaid interest, as well as any additional interest thereon. On or after September 15, 2020, SESI may redeem all or part of the Notes at specified redemption prices. In addition, at any time prior to September 15, 2020, all or part of the Notes may be redeemed by SESI at a price equal to 100% of the principal amount of the Notes so redeemed plus a premium equal to the greater of (i) 1% of the principal amount of the Notes so redeemed or (ii) the excess of the present value of the redemption price of the Notes so redeemed on September 15, 2020, plus all required interest payments through September 15, 2020 (computed using a discount rate equal to the applicable treasury rate as of such redemption date plus 50 basis points) over the principal amount of the Notes so redeemed. Upon the occurrence of a “Change in Control” (as defined in the indenture), each holder of the Notes will have the right to require SESI to purchase that holder’s Notes for a cash price equal to 101% of their principal amount, plus accrued and unpaid interest. SESI will also be required to make an offer to repurchase the notes at 100% of their principal amount, plus accrued and unpaid interest, in the event of certain asset sales.

A copy of the Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to such exhibit.

Registration Rights Agreement

In connection with the sale of the Notes, on August 17, 2017, the Company, SESI and the Subsidiary Guarantors entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the Initial Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company, SESI and the Subsidiary Guarantors have agreed to file with the Securities and Exchange Commission a registration statement to allow the holders of the Notes to exchange the Notes and the related guarantees for registered notes and guarantees having substantially identical terms as the Notes and related guarantees, evidencing the same indebtedness of SESI as the Notes, and to use reasonable best efforts to cause the exchange offer registration statement to be declared effective and consummate the exchange offer within 365 days after August 17, 2017. In certain circumstances, the Company, SESI and the Subsidiary Guarantors may be required to file a shelf registration statement to register the Notes under the Securities Act.

If the Company, SESI and the Subsidiary Guarantors fail to comply with their obligations under the Registration Rights Agreement, SESI may be required to pay additional interest, as calculated in the Registration Rights Agreement, with respect to the Notes.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

Supplemental Indenture – 7.125% Senior Notes due 2021

On August 17, 2017, the Company, SESI, the Subsidiary Guarantors and the Trustee, as trustee, entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture dated as of December 6, 2011, by and among the Company, SESI, the guarantors named therein and the Trustee, with respect to SESI’s 7.125% Senior Notes due 2021 (the “2021 Indenture”). The purpose of the Supplemental Indenture is to amend the 2021 Indenture to add the Subsidiary Guarantors as guarantors with respect to the 7.125% Senior Notes due 2021.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report with respect to the Notes is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 17, 2017, the Company issued a press release announcing the closing of the offering of $500.0 million Notes by SESI. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On August 17, 2017, the Company issued a press release announcing that SESI issued a notice on August 17, 2017 (the “Redemption Notice”) to holders of its outstanding 6 3/8% Senior Notes due 2019 (the “2019 Notes”) of SESI’s intent to redeem all of the outstanding 2019 Notes on September 18, 2017.

A copy of the redemption press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. A copy of the Redemption Notice is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated as of August 17, 2017, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors identified therein and The Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture, dated as of August 17, 2017, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors identified therein and The Bank of New York Mellon Trust Company, N.A.

10.1	Registration Rights Agreement, dated August 17, 2017, by and among SESI, L.L.C., Superior Energy Services, Inc., the subsidiary guarantors party thereto and J.P. Morgan Securities LLC as representative of the several initial purchasers.

99.1	Press release issued by Superior Energy Services, Inc. announcing the closing of the 2024 Notes Offering, dated as of August 17, 2017.

99.2	Press release issued by Superior Energy Services, Inc. announcing the redemption of the 6 3⁄8% Senior Notes due 2019, dated August 17, 2017.

99.3	Redemption Notice to Holders of 6 3⁄8% Senior Notes due 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of August 17, 2017, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors identified therein and The Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture, dated as of August 17, 2017, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors identified therein and The Bank of New York Mellon Trust Company, N.A.

10.1	Registration Rights Agreement, dated August 17, 2017, by and among SESI, L.L.C., Superior Energy Services, Inc., the subsidiary guarantors party thereto and J.P. Morgan Securities LLC as representative of the several initial purchasers.

99.1	Press release issued by Superior Energy Services, Inc. announcing the closing of the 2024 Notes Offering, dated as of August 17, 2017.

99.2	Press release issued by Superior Energy Services, Inc. announcing the redemption of the 6 3⁄8% Senior Notes due 2019, dated August 17, 2017.

99.3	Redemption Notice to Holders of 6 3⁄8% Senior Notes due 2019.